UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON,

DC 20549

FORM
8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 29, 2021

Orchid Island Capital, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland
001-35236
27-3269228
(State or Other Jurisdiction of
Incorporation)
(Commission File Number) (IRS Employer Identification No.)

3305 Flamingo Drive
,
Vero Beach
,
Florida
32963

(Address of Principal Executive Offices) (Zip

Code)

Registrant’s telephone number,

including area code
(
772
)
231-1400

N/A

(Former Name or Former Address, if Changed Since Last

Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions:
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e

-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the

Act:

Title of each class:
Trading symbol:

Name of each exchange on

which registered:
Common Stock, par value $0.01 per share
ORC
NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the

Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☐

If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting

standards provided pursuant to Section 13(a) of the

Exchange
Act.

☐

ITEM 2.02.

RESULTS OF OPERATIONS

AND FINANCIAL CONDITION.

On July 29, 2021, Orchid Island Capital, Inc. (the “Company”)

issued the press release attached hereto as Exhibit 99.1
announcing the Company’s

results of operations for the period ended June 30, 2021. In addition,

the Company posted
supplemental financial information on the investor relations section of its website (https://ir.orchidislandcapital.com).

The
press release, attached as Exhibit 99.1, is being furnished under this “Item 2.02 Results of Operations and Financial
Condition,” and shall not be deemed “filed” for purposes of

Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document

of the Company, except

as shall be expressly set forth by
specific reference in such document.

Caution About Forward-Looking Statements.

This Current Report on Form 8-K contains forward

-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995 and

other federal securities laws,

including, but not limited to,

statements regarding interest rates, liquidity,
inflation, portfolio

performance, pledging

of our structured

RMBS, funding levels

and spreads, prepayment

speeds, returns,
portfolio positioning and repositioning, book value, investment and operating strategy, hedging levels, the supply

and demand
for Agency

RMBS, the effect

of actions of

the U.S. government,

including asset purchases

by the Federal

Reserve, market
expectations, future

dividends, the

stock repurchase

program and

general economic

conditions. Thes

e

forward-looking
statements are based

upon the Company’s

present expectations,

but the Company

cannot assure investors

that actual results
will not vary

from the

expectations contained

in the forward-looking

statements. Investors

should not

place undue

reliance
upon forward

-looking statements. For

further discussion

of the factors

that could affect

outcomes, please

refer to the

“Risk
Factors” section of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which has been filed with the Securities

and Exchange Commission

(the “SEC”), and other

documents that the Company

files with the SEC.

All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time,
and it is not possible to predict those

events or how they may affect the

Company. Except

as required by law,

the Company is
not obligated

to, and

does not

intend to,

update or

revise any

forward-looking statements,

whether as

a result

of new
information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No. Description
99.1
Press Release dated July 29, 2021
104
Cover Page Interactive Data File (embedded within the

Inline XBRL
document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2021

ORCHID ISLAND CAPITAL,

INC.
By: /s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer